Exhibit 10.1

EXECUTION VERSION

SIXTH AMENDMENT dated as of December 7, 2010 (this “Amendment”), to the CREDIT AGREEMENT dated as of August 15, 2008, as heretofore amended (as so amended, the “Credit Agreement”), among CEPHALON, INC., a Delaware corporation, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein; and

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2.  Amendments to the Credit Agreement.  (a)  Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical place the following new defined term:

“Specified Investment” means (a) the purchase or other acquisition by the Borrower or any Subsidiary (in a single transaction or a series of related transactions) (i) resulting in ownership by the Borrower or any Subsidiary of up to 20% of the common Equity Interests in a Person identified as “Martin” (the “Target”) for up to $300,000,000 and (ii) of an exclusive license to use the Target’s or an Affiliate of Target’s technology platform to develop products in therapeutic areas of interest to Cephalon for up to $150,000,000, (b) any capital contributions or loans or advances by the Borrower or any Subsidiary to any Subsidiary of the funds to make the investments referred to in clause (a), and (c) any subsequent transfer of Equity Interests in the Target or the exclusive license referred to in clause (a)(ii) above from the Borrower or any Subsidiary to any Subsidiary; provided that the definitive documentation for the transactions referred to in clause (a) above shall have been executed and delivered on or prior to January 31, 2011, and, at the time of and immediately after giving effect to any such transactions, (x) no Default shall have occurred and be continuing and (y) the Borrower shall be in compliance with the covenants set forth in Sections 6.12, 6.13 and 6.14, in each case determined on a pro forma basis in a manner consistent with Section 1.04(b) solely to give effect to the incurrence of

Indebtedness, if any, by the Borrower or any Subsidiary in connection with such transactions.

(b)  Section 6.04 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (z), (ii) replacing the period at the end of clause (aa) with “; and” and (iii) adding the following new clause:

(bb)  the Specified Investment.

SECTION 3.  Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and to each of the Lenders, as of the Amendment Effective Date (as defined below), that:

(a)  The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action.  This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)  The representations and warranties of the Borrower and the Subsidiary Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, except in the case of any such representation or warranty that expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date.

(c)  On and as of the Amendment Effective Date, after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 4.  Effectiveness.  This Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Borrower and Lenders constituting at least the Required Lenders, provided that the Administrative Agent shall have received all fees and other amounts due and payable to it or any of its Affiliates on or prior to the Amendment Effective Date, including reimbursement of all reasonable and documented out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed by the Borrower under the Credit Agreement.

SECTION 5.  Effect of Amendment.  (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants

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or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6.  Applicable Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.  Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 10.  Administrative Agent’s Expenses.  Without limiting the Borrower’s obligations under Section 9.03 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

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SIGNATURE PAGE TO

SIXTH AMENDMENT TO

CEPHALON, INC. CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

Name of Party:	CEPHALON, INC.,

by
/s/ Wilco Groenhuysen
Name: Wilco Groenhuysen
Title: Executive Vice President, Chief Financial Officer

Name of Institution:	JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent by
/s/ James A. Knight
Name: James A. Knight
Title: Vice President

SIGNATURE PAGE TO

SIXTH AMENDMENT TO

CEPHALON, INC. CREDIT AGREEMENT

Name of Institution:	BANK OF AMERICA, N.A.

by
/s/ Yinghua Zhang
Name: Yinghua Zhang
Title: Vice President

SIGNATURE PAGE TO

SIXTH AMENDMENT TO

CEPHALON, INC. CREDIT AGREEMENT

Name of Institution:	CITIZENS BANK OF PENNSYLVANIA

by
/s/ Jonathan H. Sprogell
Name: Jonathan H. Sprogell
Title: Senior Vice President

SIGNATURE PAGE TO

SIXTH AMENDMENT TO

CEPHALON, INC. CREDIT AGREEMENT

Name of Institution:	DEUTSCHE BANK AG NEW YORK BRANCH

by
/s/ Frederick W. Laird
Name: Frederick W. Laird
Title: Managing Director

And

Name of Institution: (1)	DEUTSCHE BANK AG NEW YORK BRANCH

by
/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

(1)  For any Lender requiring a second signature line.

SIGNATURE PAGE TO

SIXTH AMENDMENT TO

CEPHALON, INC. CREDIT AGREEMENT

Name of Institution:	U.S. Bank National Association

by
/s/ Jennifer Hwang
Name: Jennifer Hwang
Title: Vice President

Name of Institution:	Wells Fargo Bank, N.A.

by
/s/ John M. Fessick
Name: John M. Fessick
Title: Senior Vice President